EXHIBIT 99.1

                      Chief Executive Officer Certification

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350, as adopted), Joseph D. Reid, the Chief Executive Officer of Capitol Bancorp Ltd. (the "Company") hereby certifies that, to the best of his knowledge:

     1. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003, and to which this Certification is attached as Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 14, 2003

                                                    /s/ Joseph D. Reid
                                                    ----------------------------
                                                    Joseph D. Reid
                                                    Chief Executive Officer


This certification accompanies the Periodic Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.